                                  EXHIBIT 24.1

                               POWER OF ATTORNEY


         THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


    /S/ JULIUS W. BECTON, JR.                      DATE:      MARCH 12, 1997
------------------------------------
        JULIUS W. BECTON, JR.

             DIRECTOR

                               POWER OF ATTORNEY


         THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


      /S/ ANNE N. FOREMAN                         DATE:    MARCH 12, 1997
-----------------------------------                        --------------
          ANNE N. FOREMAN

             DIRECTOR

                               POWER OF ATTORNEY


         THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


      /S/ EDWARD L. HENNESSY                   DATE:      MARCH 12, 1997
-----------------------------------                  ----------------------
          EDWARD L. HENNESSY

             DIRECTOR

                               POWER OF ATTORNEY


         THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


      /S/ PAUL X. KELLEY                       DATE:      MARCH 14, 1997
-------------------------------                           --------------
          PAUL X. KELLEY

             DIRECTOR

                               POWER OF ATTORNEY
                               -----------------


        THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


/S/ NANCY CLARK REYNOLDS                        DATE:  MARCH 14, 1997
------------------------                             ----------------
    NANCY CLARK REYNOLDS

         DIRECTOR

                               POWER OF ATTORNEY


         THE UNDERSIGNED MEMBER OF THE BOARD OF DIRECTORS OF THE WACKENHUT CORPORATION HEREBY CONSTITUTES AND APPOINTS JUAN D. MIYAR, TERRY P. MAYOTTE, AND JAMES P. ROWAN AND EACH OF THEM SEVERALLY, HIS TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION FOR HIM AND IN HIS NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES TO SIGN ANY AND ALL REPORTS OF FORM 10-K (ANNUAL REPORT PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934) AND ANY AMENDMENTS THERETO, AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


      /S/ RICHARD R. WACKENHUT                   DATE:    MARCH 12, 1997
---------------------------------                         --------------
          RICHARD R. WACKENHUT

              DIRECTOR